EXHIBIT 23.2





INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Kinark
Corporation on
Form S-3 of our report dual-dated November 17, 1994 and August
15, 1995, on the
consolidated financial statements of Rogers Galvanizing Company for the years ended September 30, 1994 and 1993, appearing in the Prospectus which is part of this Registration Statement.

We also consent to the reference to us under the heading
"Experts" in such
Prospectus.



                                        /s/ Hogan & Slovacek, PC
                                        Tulsa, Oklahoma
                                        September 15, 1995